 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIMINI CAPITAL MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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01913335.2

3305 Flamingo Drive, Vero Beach, Florida, 32963

April 18, 2014

Dear Stockholder,

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Bimini Capital Management, Inc. to be held at 8:00 a.m., local time, on June 11, 2014, at the office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.  We look forward to greeting personally those stockholders that will be able to attend.

The following pages include a formal Notice of Annual Meeting of Stockholders and the Proxy Statement describing the matters expected to be acted upon at the meeting.  We urge you to review these materials carefully and to take part in the affairs of the company by voting on the matters described in the Proxy Statement.

Your vote is important.  Whether you plan to attend the meeting in person or not, we hope you will grant a proxy to vote your shares as soon as possible.  Instructions for voting your shares are on the enclosed proxy card or vote instruction form.  This will ensure representation of your shares if you are unable to attend.  If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

Sincerely,

/s/ Robert E. Cauley
Robert E. Cauley
Chairman of the Board and Chief Executive Officer

01913335.2

BIMINI CAPITAL MANAGEMENT, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2014

To Our Stockholders:

We will hold the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Bimini Capital Management, Inc., a Maryland corporation (the “Company”), at the office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, on June 11, 2014, at 8:00 a.m., local time, for the following purposes:

1.	To elect one Class II director to serve until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014; and

3.	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 15, 2014, as the record date for the Annual Meeting. Only holders of record of the Company’s Class A Common Stock and Class B Common Stock as of that date are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

Admission to the Annual Meeting will be by admission ticket only.  If you are a stockholder of record and plan to attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that you may gain admission to the meeting.

If your shares are held through a broker, please contact your broker and request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting.

By Order of the Board of Directors,

/s/ Robert E. Cauley
Robert E. Cauley
Chairman of the Board and CEO

Vero Beach, Florida
April 18, 2014

BIMINI CAPITAL MANAGEMENT, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963
(772) 231-1400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2014

This Proxy Statement is being furnished to the holders of Class A Common Stock and Class B Common Stock of Bimini Capital Management, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the 2014 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, on June 11, 2014, at 8:00 a.m., local time, or at any postponement or adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting.

This Proxy Statement and the enclosed proxy card or vote instruction form are being mailed to stockholders on or about April 27, 2014.  If the enclosed proxy card or vote instruction form is executed and returned, it nevertheless may be revoked by the stockholder at any time prior to its use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by submitting revised instructions to us by telephone or via the Internet, in accordance with the instructions on the enclosed proxy card or vote instruction form, as to how you would like your shares voted.  A stockholder who attends the Annual Meeting in person may revoke his or her proxy at that time and vote in person if so desired.

Admission to the Annual Meeting will be by admission ticket only.  If you are a stockholder of record and plan to attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that you may gain admission to the meeting.  If your shares are held through a broker, please contact your broker and request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting.

Unless revoked or unless contrary instructions are given, each proxy that is properly signed, dated and returned or authorized by telephone or Internet in accordance with the instructions on the enclosed proxy card or vote instruction form prior to the start of the Annual Meeting, will be voted as indicated on the proxy card or via telephone or the Internet and if no indication is made, each such proxy will be deemed to grant authority to vote, as applicable:

Proposal 1:  FOR the election of the Class II director nominee to serve until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified (the “Class II Director Election Proposal”);

Proposal 2:  FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014 (the “Auditor Proposal”); and

At the discretion of the persons named in the enclosed Proxy Card, on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE LISTED UNDER THE CLASS II DIRECTOR ELECTION PROPOSAL and “FOR” THE AUDITOR PROPOSAL.

01913335.2

FREQUENTLY ASKED QUESTIONS

When and where is the Annual Meeting?

The Annual Meeting will be held at the office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, on Wednesday,  June 11, 2014, at 8:00 a.m., local time.

Why am I receiving these proxy materials?

You are receiving these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the 2014 Annual Meeting of Stockholders.

If your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as of the close of business on April 15, 2014, you are considered a stockholder of record, and we have sent you this Notice of Annual Meeting and Proxy Statement, together with the enclosed proxy card and our 2014 Annual Report.

If your shares were held in the name of a bank, brokerage account or other nominee as of the close of business on April 15, 2014, you are considered a beneficial owner of the shares held in street name. Your bank, broker or other nominee has sent you this Notice of Annual Meeting and Proxy Statement, together with the enclosed vote instruction form and our 2013 Annual Report.

You have the right to direct your bank, broker or other nominee on how to vote your shares by completing and returning the vote instruction form or by instructing your bank, broker or other nominee by following the telephone or Internet voting instructions provided.

What am I voting on?

You are voting on the two proposals summarized below.  Further details of each proposal are included in the next section entitled “Matters to Be Considered at the Annual Meeting.”

•	Proposal 1: To elect one Class II director (nominee Robert E. Cauley) to serve until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

•	Proposal 2: To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

What are the recommendations of the Board of Directors on how I should vote my shares?

The Board recommends that you vote your shares as follows:

•	Proposal 1: FOR the election of the Class II director nominee, Robert E. Cauley, to serve until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

•	Proposal 2: FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

What are my choices when voting?

•	Proposal 1: You may cast your vote in favor of the election of the Class II director nominee, Robert E. Cauley, or you may elect to abstain from voting your shares.

•	Proposal 2: You may cast your vote in favor of the ratification of BDO USA, LLP or you may elect to abstain from voting your shares.

01913335.2

How will my shares be voted if I do not specify how they should be voted?

The Board of Directors is asking for your proxy. Giving your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. If you sign and return the enclosed proxy card, but do not specify how to vote, your shares will be voted as follows:

•	Proposal 1: FOR the election of the Class II director nominee, Robert E. Cauley, to serve until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

•	Proposal 2: FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

How do I vote?

You may grant a proxy to vote your shares by any one of the following methods:

•	By mail: Mark your votes, sign and return the proxy card or vote instruction form in the postage paid envelope provided.

•	By Internet: Log onto the website indicated on your proxy card or vote instruction form and follow the instructions provided.

•	By telephone: Call the toll-free number shown on your proxy card or vote instruction form and follow the voice prompts.

Alternatively, you may attend the Annual Meeting in person and use a ballot to cast your vote.  If you grant a proxy by the Internet or by telephone to vote your shares, you do not need to send in the proxy card or vote instruction form.  The deadline for Internet and telephone proxy authorization will be 6:00 PM, Eastern Time, on June 10, 2014.  If your shares are held in the name of a bank, broker or other nominee, and you wish to vote your shares at the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must bring with you to the meeting to exchange for a ballot.

What vote is needed for the proposals to be adopted?

As of the close of business on the record date, April 15, 2014, there were 12,295,182 shares of the Company’s Class A Common Stock and 31,938 shares of the Company’s Class B Common Stock issued and outstanding, representing the only classes of voting stock of the Company issued and outstanding as of such date.  Each holder of Class A Common Stock and each holder of Class B Common Stock is entitled to cast one vote per share of Class A Common Stock or Class B Common Stock held on each matter that properly comes before the Annual Meeting.  Holders of shares of Class A Common Stock and Class B Common Stock vote together as one class in all matters, except that matters that would adversely affect the rights and preferences of only one class must be separately approved by the holders of the adversely affected class.

•
Quorum:   In order to conduct the Annual Meeting, the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is required.  This is referred to as a quorum.  If you submit a properly executed proxy card or authorize a proxy by telephone or by Internet, you will be treated as present at the Annual Meeting for purposes of determining the presence of a quorum.  Proxy cards marked as abstaining and broker non-votes on any proposal to be acted on by stockholders will be treated as present at the Annual Meeting for purposes of determining the presence of a quorum.

01913335.2

•
Proposals:   The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of directors.  For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote.  The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of BDO USA, LLP.  For purposes of the vote on this proposal, abstentions and broker non-votes will have the same effect as votes against the proposal.

Who will count and certify the votes?

Representatives of Broadridge Financial Solutions, Inc. and the inspector of elections will count the votes and certify the election results.  The inspector of elections is our Controller and Vice President, Jerry Sintes.  The results will be published in a current report on Form 8-K to be filed after the Annual Meeting.

What does it mean if I receive more than one proxy card?

It means you have multiple accounts registered with our transfer agent or with stock brokers or other nominees.  Please complete and provide your voting instructions for all proxy cards and vote instruction forms that you receive.

Will my shares be voted if I do not sign and return my proxy card?

Possibly. If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may either use its discretion to vote your shares on “routine matters” including each of the proposals at this meeting or leave your shares unvoted.  For any “non-routine matters” considered at the meeting, your broker or other nominee would not be able to vote on such matters.  We encourage you to provide instructions to your nominee by completing the vote instruction form or proxy card that you have received.  This will ensure that your shares are voted at the Annual Meeting as you direct.

How can I change my vote?

You have the right to revoke your proxy at any time before the Annual Meeting.  If you are a holder of record, you may contact our corporate secretary and request that another proxy card be sent to you. Alternatively, you may use the Internet or the telephone to authorize a new proxy and revoke your old proxy, even if you previously mailed in a proxy card.  The latest-dated, properly completed proxy that you submit, whether through the Internet, by telephone or by mail will count as your vote.  Please note that if you submit a later proxy authorization by mail, your re-authorization will not be effective unless it is received by our corporate secretary prior to the start of the Annual Meeting.  If your shares are held in street name, you must contact your bank, broker or other nominee and follow their procedures for changing your vote instructions.

How can I attend the Annual Meeting?

Admission to the Annual Meeting is limited to stockholders who are entitled to vote or their authorized representatives.  If you are a holder of record and wish to attend the Annual Meeting, tear off the Admission Ticket attached to the top half of your proxy card and bring it and a photo ID with you to gain admission to the meeting.

If your shares are held in the name of a bank, broker or other nominee, and you wish to attend the Annual Meeting, you must bring other proof of ownership, such as an account statement, that clearly shows that you held Bimini Capital Management, Inc. common stock on the record date, or a legal proxy obtained from your bank, broker or other nominee.  You must also bring a photo ID.  Alternatively, you may obtain an admission ticket by sending your request and a copy of your proof of ownership to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963 provided that your request is received by the Company before the meeting.

No cameras, recording equipment, cell phones, electronic devices, large bags, backpacks, briefcases or packages will be permitted in the meeting room or adjacent areas.  All items will be subject to search.

Can I view or receive these materials electronically?

This Proxy Statement and our 2013 Annual Report are available online at www.biminicapital.com.  From the home page, select the “SEC Filings” tab to view or download the materials.

If you hold your shares in street name, you must contact your bank, broker or other nominee to consent to electronic delivery.  By choosing to access your proxy materials electronically in the future, you will save the company the cost of printing and mailing these documents to you and help conserve natural resources.

How do I obtain a copy of materials related to corporate governance?

Our Corporate Governance Guidelines, the charters of each standing committee of our Board of Directors, our Code of Business Conduct and Ethics, our Code of Ethics for Senior Financial Officers and other materials related to our corporate governance are published on the Corporate Governance section of our website at www.biminicapital.com.  In addition, this information is available in print to any stockholder who requests it by contacting our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

What proxy solicitation expenses will be incurred in connection with this meeting?

Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies.  We can ask for proxies through the mail or personally by telephone or the Internet.  Our directors, officers and employees of the Company may solicit proxies.  These people do not receive additional compensation for these services.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of the Company’s common stock held of record by them.  Broadridge Financial Solutions, Inc. assists us with certain administrative functions related to the distribution of the proxy, but is not acting as a solicitor.

How can I submit a proposal for consideration at the 2015 Annual Meeting?

To be considered for the 2015 Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.  No proposal can be included in our proxy statement for the 2015 Annual Meeting of Stockholders unless it is received by our corporate secretary no later than December 19, 2014 (120 days prior to the anniversary date of our proxy statement for our 2014 annual meeting).  The proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

Any stockholder whose proposal is not included in our proxy statement relating to the 2015 Annual Meeting of Stockholders and who intends to present a matter for consideration at such meeting must give notice to our corporate secretary in accordance with Section 1.11 of our Amended and Restated Bylaws and such matter must otherwise be a proper matter for stockholder action.  For our 2015 Annual Meeting of Stockholders, any such notice must be received by our corporate secretary no later than April 12, 2015, and no earlier than March 13, 2015 (not less than 60, or more than 90 days prior to the anniversary date of our 2014 annual meeting).

How can I recommend someone as a candidate for director?

A stockholder who wishes to recommend a candidate for director of the Company may write to Chair, Corporate Governance and Nominating Committee of the Board of Directors, c/o Corporate Secretary, Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

To be effective for consideration at the 2015 Annual Meeting of Stockholders, the recommendation must be received by our corporate secretary no later than April 12, 2015, and no earlier than March 13, 2015 and must include information about the nominating stockholder and the nominee that is required to be included in a proxy statement under the rules of the Securities and Exchange Commission.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1:  TO ELECT ONE CLASS II DIRECTOR TO SERVE UNTIL
THE 2017 ANNUAL MEETING OF STOCKHOLDERS AND
UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

One director is nominated for election as a Class II director to serve until the 2017 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier retirement, death or resignation.  It is intended that the shares represented by each proxy for which no voting instructions have been given will be voted for the nominee for director set forth below who is an incumbent director, or for any substitute nominee designated by our Board of Directors in the event the nominee becomes unavailable for election.  The principal occupation of, and certain other information regarding, the Class II director nominee and our continuing directors, as of April 15, 2014, is set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE CLASS II DIRECTOR NOMINEE.
_____________________

Class II Director Nominee — Term Expires in 2017
_____________________

ROBERT E. CAULEY, 55
Director Since 2003

Robert E Cauley has served as Chairman of the Board and Chief Executive Officer of the Company since 2008 and is one of the Company’s founders. He served as Chief Financial Officer and Chief Investment Officer of the Company from 2003 to 2008. He has also served as Chairman, President and Chief Executive Officer of Orchid Island Capital, Inc. (“Orchid”) since its formation in August, 2010.  Orchid invests in residential mortgage-backed securities, and it is externally managed and advised by a wholly-owned subsidiary of the Company.  Prior to co-founding the Company, he was Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Pennsylvania, where, from 1996 until September 2003, he served as a lead portfolio manager, co-manager, or assistant portfolio manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds. From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group. From 1992 to 1994, he was a credit analyst in the highly levered firms group and the aerospace group at Barclay’s Bank. Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security. Mr. Cauley, who is a CFA and a CPA, received his MBA in finance and economics from Carnegie Mellon University and his BA in accounting from California State University, Fullerton. Mr. Cauley served in the United States Marine Corps for four years.

Mr. Cauley brings to our Board in-depth knowledge of investing in fixed income securities, particularly mortgage-backed securities. Ten years of his fixed income investing experience has been within the context of a REIT. Mr. Cauley has experience in significant leadership positions within the Company, including as the current CEO and as the former CFO and CIO, which allows him to provide the Board with strategic insights. Mr. Cauley also has an in-depth understanding of accounting issues, as well as experience in the mortgage-backed securities field prior to joining the Company.

01913335.2

_____________________

 Continuing Class III Director — Term Expires in 2015
_____________________

ROBERT J. DWYER, 70
Director Since 2007

Robert J. Dwyer retired from Morgan Stanley Dean Witter in 1999 as Executive Vice President-National Sales Director, having served in that role from 1990 until his retirement. Prior to that, Mr. Dwyer was Director of Taxable Fixed Income for Morgan Stanley Dean Witter. He currently serves on the Board of Directors of the Bank of New York Ivy Multi-Strategy Hedge Funds, and is a member of the Board of Directors of MasTec, Inc. Mr. Dwyer has over 30 years of experience in financial markets, capital markets, and mergers and acquisitions.

Mr. Dwyer has numerous charitable and civic interests. He currently serves on the investment committee for the Vincentian Order. He also is Chairman of the Dwyer Family Foundation, which supports a number of health and social programs. He has previously served as Chairman of the Board of Trustees for Niagara University.

Mr. Dwyer provides our Board with significant experience in investment banking and corporate finance matters. Mr. Dwyer’s service on the boards and investment committees of other entities also allows him to provide insight on corporate governance matters and financing transactions.

_____________________

Continuing Class I Director — Term Expires in 2016
_____________________

FRANK E. JAUMOT, 57
Director Since 2009

Frank E. Jaumot has been the Director of Accounting and Auditing for the certified public accounting firm of Ahearn, Jasco & Company, P.A. since 1991, and is a shareholder in that firm.  From 1979 to 1991, Mr. Jaumot was associated with Deloitte & Touche LLP. Mr. Jaumot is a certified public accountant in Florida and Ohio and is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. He is also a member of the Board of Directors of MasTec, Inc. and serves on the audit committee (as chairman) and the compensation committee for MasTec, Inc. Mr. Jaumot is also on the Board of Directors for Junior Achievement of South Florida, Inc., a not-for-profit entity. Mr. Jaumot previously served on the Board of Directors of PPOA Holding, Inc.

As an accountant with over 30 years of experience, Mr. Jaumot provides our Board with significant accounting, financial reporting and tax expertise. His experience enhances the Board’s ability to identify and evaluate accounting and tax issues. Mr. Jaumot also has corporate governance experience from serving on other boards of publicly held companies.

01913335.2

PROPOSAL 2:  TO RATIFY THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Our Audit Committee has selected the accounting firm of BDO USA, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2014, subject to ratification of this appointment by our stockholders.  Action by stockholders is not required by law in the appointment of an independent registered public accounting firm, but this appointment is submitted by the Board of Directors in order to give the stockholders a voice in the designation of auditors.  If the appointment is not ratified by the stockholders, the Board of Directors will reconsider its choice of BDO USA, LLP as our independent registered public accounting firm.  BDO USA, LLP has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our company or any of our subsidiaries in any capacity.  BDO USA, LLP has served as our independent registered public accounting firm since April 17, 2008 and audited our consolidated financial statements for the years ended December 31, 2008 through 2013.

The Company anticipates that a representative of BDO USA, LLP will be present at the annual meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE SELECTION OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE

Board Composition

The Company’s business, property and affairs are managed under the direction of the Board of Directors.  The Board is currently comprised of three directors divided into three classes, with one director representing each class. Terms of the classes are staggered, with one class standing for election each year.  The Board is elected by stockholders to oversee management of the Company in the long-term interests of all stockholders.

Director Independence

Pursuant to Item 407(a)(1)(ii) of Regulation S-K of the Securities and Exchange Commission, the Board is required to affirmatively determine and disclose the independence of each director, and nominee for election as a director, based on the director independence standards of a national securities exchange or an inter-dealer quotation system having certain director independence requirements notwithstanding that the Company is not currently listed on any such exchange and the Company’s securities are not currently quoted in any such inter-dealer quotation system.  The Board has determined to use the definition of “independent director” as set forth in the Marketplace Rules of The Nasdaq Stock Market, LLC.  Based on such definition, the Board has affirmatively determined that the following directors are “independent” within the meaning of Rule 5605(a)(2) of the Marketplace Rules and have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director:

Robert J. Dwyer
Frank E. Jaumot

Notwithstanding the determination described above, the Board has determined that Mr. Jaumot is not “independent” under the stricter definition of that term that is contained in Rule 5605(c)(2) of the Marketplace Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934.  That stricter definition of “independent” is applied for purposes of service on the Company’s Audit Committee.  Services provided to the Company by Ahearn, Jasco & Company, P.A., a CPA firm in which Mr. Jaumot is a shareholder, cause Mr. Jaumot to not be “independent” for Audit Committee purposes.  In addition, the Board has determined that Robert E. Cauley is not “independent” for purposes of the Marketplace Rules because he is an officer and employee of the Company.

Board Meetings and Committees

The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.  The charter of each Board committee is available on the Corporate Governance section of the Company’s website at www.biminicapital.com and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.  The following table reflects the composition of each of the Board’s standing committees as of April 15, 2014:

Audit	Compensation	Corporate Governance and
Committee	Committee	Nominating Committee
Robert J. Dwyer*+	Robert J Dwyer*	Robert J. Dwyer*
	Frank E. Jaumot	Frank E. Jaumot
____________________
*	Current Committee Chair.
+	Audit Committee Financial Expert.

During 2013, the Board held 10 meetings, the Audit Committee held 7 meetings, the Corporate Governance and Nominating Committee held 2 meetings and the Compensation Committee held 4 meetings.  During 2013, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which such person was a director) and the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).   It is the Company’s policy for Board members to attend the Annual Meeting of the Stockholders.  In 2013, all three Board members attended the Annual Meeting of the Stockholders.

Board Structure and Role in Risk Oversight

Board Leadership Structure

The Board has not separated the positions of Chairman of the Board and Chief Executive Officer.  Robert E. Cauley holds these positions and he leads the Company’s Board meetings.  The Company’s lead independent director is Robert J. Dwyer.  Mr. Dwyer is the chair of the Company’s existing Board Committees, and in that capacity, he is able to call meetings, set agendas and direct the attention of those Committees on a wide range of corporate matters.  Given the nature and scope of the Company’s current operations, the Company’s small management team and the limited number of Company employees, the Board believes that the Company’s current leadership structure is appropriate.

Board Role in Risk Oversight

The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees.  The Audit Committee oversees management of financial risks and risks relating to potential conflicts of interest, the Compensation Committee is responsible for overseeing the management of risks relating to compensation arrangements, and the Nominating and Corporate Governance Committee manages risks associated with the size, composition and independence of the Board.  These Committees provide reports periodically to the full Board.  The oversight responsibility of the Board and its Committees is supported by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, compensation, legal and compliance, and other risks.  The management reporting process includes regular reports from the Chief Executive Officer, which are provided with input from the senior management team.

01913335.2

Audit Committee

The Audit Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.biminicapital.com, describes the composition, purposes and responsibilities of the committee.  Among other things, the charter provides that the committee will be comprised of at least one director as appointed by the Board, who shall meet the independence and audit committee composition requirements under applicable law and stock exchange listing standards as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee.

The functions of the committee are primarily to review with our independent registered public accounting firm their reports concerning audit findings related to the Company’s annual and quarterly financial statements, internal controls and procedures and disclosure controls and procedures.  The committee also appoints our independent registered public accounting firm and assists the Board in oversight of our compliance with legal and regulatory requirements related to financial reporting matters.

The Board has determined that the Chair of the committee, Mr. Robert J. Dwyer, is an “audit committee financial expert” within the meaning of the applicable rules and regulations of the Securities and Exchange Commission and an Independent Director according to the Marketplace Rules of The Nasdaq Stock Market, LLC.  Mr. Dwyer is also independent in accordance with the applicable law and stock exchange listing standards.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee has selected BDO USA, LLP as the Company’s independent registered public accounting firm for 2014 and such firm has audited the Company’s annual consolidated financial statements for 2008 through 2013.  The Company anticipates that representatives of BDO USA, LLP will be present at the Annual Meeting and, while they do not plan to make a statement (although they will have the opportunity to do so if they desire), they will be available to respond to appropriate questions from stockholders.

Fee Disclosure

The following table lists the fees for services rendered by BDO USA, LLP, our independent registered public accounting firm for the years ended December 31, 2013 and 2012:

Fee Category	2013	2012
Audit Fees	$738,816	$723,070
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$738,816	$723,070

1
Fees related to the audit of the consolidated financial statements, consents, quarterly reviews, consultations concerning financial accounting and reporting standards arising during the audits.  The 2013 fees include $240,000 for the quarterly reviews and audit of Orchid’s financial statements during and for the year ended December 31, 2013 and $48,816 for the audit related services performed in connection with the filing of registration statements by Orchid.  The 2012 fees include $119,000 for the quarterly reviews and audit of Orchid’s financial statements during and for the year ended December 31, 2012, and $105,100 and $48,900, respectively, for the audit related services performed in connection with the filing of a registration statement and a proposed merger transaction by Orchid.

Pre-Approval Policies and Procedures of our Audit Committee

Our Audit Committee must pre-approve, to the extent required by applicable law, all audit services and permissible non-audit services provided by our independent registered public accounting firm, except for any de minimis non-audit services. All of the fees reflected above were approved by our Audit Committee and the Audit Committee of Orchid, as applicable.

01913335.2

Transactions with Related Persons

Pursuant to its committee charter, the Audit Committee of the Board of Directors is responsible for reviewing and approving related person transactions.  Related person transactions include those transactions required to be disclosed by Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended.  As the Company is currently a “smaller reporting company” within the meaning of Regulation S-K, Item 404 requires disclosure of any transaction, since the beginning of the Company’s fiscal year immediately preceding the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which a related person had or will have a direct or indirect material interest.  The term “related person” is defined in Item 404 and includes the Company’s directors, nominees for director, executive officers and each of their respective immediate family members, as well as any person that beneficially owns more than 5% of any class of the Company’s voting stock and each such person’s immediate family members, where applicable.

In fulfilling its responsibility, the Audit Committee will review the relevant facts of each related person transaction or series of related transactions and either approve, ratify or disapprove such transaction or transactions.  The Audit Committee will take into account such factors as it deems necessary or appropriate in deciding whether to approve, ratify or disapprove any related person transaction, including any one or more of the following:

•	The terms of the transaction;
•	The benefits to the Company of the transaction;

•	The availability of other sources for comparable products or services;
•	The terms available to unrelated third parties or to employees generally; and

•
The impact on a director’s independence in the event that such director is a party to the transaction or such director, an immediately family member of such director, or an entity in which such director is an executive officer or has a direct or indirect material interest is a party to the transaction.

No director may participate in any consideration or approval of a related person transaction with respect to which such director or any of such director’s immediate family members is the related person or has a direct or indirect material interest.  Related person transactions will only be approved if they are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders.

On an annual basis, the Company solicits information from each of the Company’s directors and executive officers to identify related person transactions.  If a related person transaction that has not been previously approved or previously ratified is identified, the Audit Committee will promptly consider all of the relevant facts.  If the transaction is ongoing, the Audit Committee may ratify or request the rescission, amendment or termination of the related person transaction.  If the transaction has been completed, the Audit Committee may seek to rescind the transaction where appropriate and may recommend that the Board or the Company take appropriate disciplinary action where warranted.  In addition, the Audit Committee will generally review any ongoing related person transactions on an annual basis to determine whether to continue, modify or terminate such related person transactions.

Mr. Jaumot is the Director of Accounting and Auditing and a shareholder of the certified public accounting firm Ahearn, Jasco & Company, P.A.  Ahearn, Jasco & Company, P.A. has provided tax, accounting, and SEC consulting services to the Company since its founding in 2003 and is expected to continue providing such services in the future.  Mr. Jaumot has been directly involved with services provided by Ahearn, Jasco & Company, P.A. to the Company.  During fiscal years 2013 and 2012, the Company paid Ahearn, Jasco & Company, P.A. approximately $99,000 and $114,000, respectively, and from January 1, 2014 through March 31, 2014, the Company has been billed approximately $36,000 for services performed in 2014.  The Audit Committee has reviewed the engagement of Ahearn, Jasco & Company, P.A. and Mr. Jaumot’s position on the Board of Directors, and determined that the engagement of Ahearn, Jasco & Company, P.A. is in the best interests of the Company.  The Audit Committee will annually review this engagement.

01913335.2

Compensation Committee

The Compensation Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.biminicapital.com, describes the composition, purposes and responsibilities of the committee.  Among other things, the charter provides that the committee will be comprised of at least one director as appointed by the Board, each of whom shall meet the independence requirements under applicable law and stock exchange listing standards as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the committee.  The Compensation Committee reviews and establishes or recommends to the Board the compensation and benefits of all of the Company’s executive officers, administers the Company’s incentive compensation plans and establishes and reviews general policies relating to compensation and benefits of the Company’s employees.  Recommendations regarding compensation of other non-executive officers are made by our Chief Executive Officer.

 The Compensation Committee has the sole authority under its charter to select, retain and terminate a compensation consultant and to approve the consultant’s fees and other retention terms.  The Compensation Committee did not engage any compensation consultants during 2013.  Rather, the Compensation Committee reviewed certain publicly available information concerning executive compensation paid by companies in our peer group, as well as information provided by the Company.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2013 an officer or employee of the Company or any of the Company’s direct or indirect subsidiaries nor is any such person a former officer of the Company or any of the Company’s direct or indirect subsidiaries.  In addition, no executive officer of the Company currently serves as a director or member of the compensation committee of any entity that has one or more executive officers serving as a director of the Company.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s charter, which may be accessed on the Corporate Governance section of our website at www.biminicapital.com, describes the composition, purposes and responsibilities of the committee.  Among other things, the charter provides that the committee shall be comprised of at least one director as appointed by the Board, each of whom shall meet the independence requirements under applicable law and stock exchange listing standards as in effect from time to time and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the committee.  The charter also provides that the committee shall be responsible to identify and recommend to the Board of Directors persons to be nominated by the Board to stand for election as directors at each Annual Meeting of Stockholders and persons to be elected by the Board to fill any vacancy or vacancies in its number.  The committee also recommends to the Board actions to be taken regarding the structure, organization and functioning of the Board, and the persons to serve as members of the standing committees of, and other committees appointed by, the Board.  The charter gives the committee the responsibility to develop and recommend corporate governance guidelines to the Board, and to recommend to the Board the process and criteria to be used in evaluating the performance of the Board and to oversee the evaluation of the Board.

In identifying potential candidates for Board membership, the Corporate Governance and Nominating Committee may consider candidates proposed by management, but is not required to do so.  The committee also relies on suggestions and recommendations from current directors and stockholders and does not distinguish nominees recommended by stockholders from other nominees.  A stockholder who wishes to recommend a candidate for director of the Company may write to Chair, Corporate Governance and Nominating Committee of the Board of Directors, in care of our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

01913335.2

In evaluating candidates for members of the Board, the Corporate Governance and Nominating Committee has not established specific minimum qualification standards, but rather takes into consideration such factors as it deems appropriate.  These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.  The nominee for the board of directors in this proxy was nominated by the Corporate Governance and Nominating Committee.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines.  These guidelines are revised from time to time to better address new or changing needs and regulatory requirements.  The Corporate Governance Guidelines may be accessed from the Corporate Governance section of our website at www.biminicapital.com, and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

Corporate Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to all officers, directors and employees of the Company and its subsidiaries.  The Company has also adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The Company’s Code of Business Conduct and Ethics and the Company’s Code of Ethics for Senior Financial Officers may be accessed from the Corporate Governance section of our website at www.biminicapital.com, and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.  The Company intends to disclose any waivers from, or amendments to, our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers required to be disclosed by applicable law or stock exchange listing standards by posting a description of such waiver or amendment on our website at www.biminicapital.com.

Stockholder Communications

Stockholders and other interested parties may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board or with the non-management directors as a group, by sending a letter to the attention of the appropriate person or persons (which may be marked as confidential) addressed in care of our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.  All communications received by our corporate secretary will be forwarded to the intended recipient(s).  Any such communications may be made anonymously.

01913335.2

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors of the Company by providing oversight of the financial management, independent auditor and financial reporting controls and accounting policies and procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and systems of internal control and the independent auditor is responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditor.

In this context, the Audit Committee has:

•
Met and held discussions with management and the independent auditor. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the year ended December 31, 2013 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor.

•
The Audit Committee has discussed with the independent auditor matters required to be discussed by the applicable Auditing Standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties).

•
The Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee and the independent auditor have discussed the auditor’s independence from the Company and its management, including the matters in those written disclosures.

•
The Audit Committee considered any non-audit services provided by the independent auditor and the fees and costs billed and expected to be billed by the independent auditor for those services (as described on page 9 of this Proxy Statement). All of the non-audit services provided by the independent auditor since April 17, 2008, and the fees and costs incurred in connection with those services, have been pre-approved by the Audit Committee in accordance with the Audit and Non-Audit Services Pre-Approval Policy, as adopted by the Audit Committee. (This policy is discussed in further detail on page 9 of this Proxy Statement.) When approving the retention of the independent auditor for these non-audit services, the Audit Committee has considered whether the retention of the independent auditor to provide those services is compatible with maintaining auditor independence.

•
In reliance on the reviews and discussions with management and the independent auditor referred to above, the Audit Committee believes that the non-audit services provided by the independent auditor are compatible with, and did not impair, auditor independence.

•
The Audit Committee also has discussed with the Company’s internal and independent auditors, with and without management present, their evaluations of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

The Audit Committee:

Robert J. Dwyer (Chair)

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report shall not be incorporated by reference into any such filings.

COMPENSATION OF DIRECTORS

Overview

Directors who are not also employees of the Company are paid compensation in exchange for their service as a director.  Director compensation is reviewed periodically by the Board to ensure such compensation is reasonable and appropriate.

Annual Retainer

We pay an annual director’s fee equal to $70,000 to each director who is not an officer or employee.  Each of the Company’s non-employee directors may elect to receive one-third of their director compensation in the form of shares of the Company’s Class A Common Stock, subject to applicable limitations on ownership as described in the Company’s charter. Director’s fees are paid in advance on January 1, April 1, July 1 and October 1 of each year.  We also reimburse all directors for costs and expenses for attending these meetings.  Directors who are also employees of the Company are not separately compensated for their service as directors.

Prior to June 2013, the method for compensating Mr. Jaumot differed from the other non-employee director.  Mr. Jaumot was compensated for his board service on an hourly basis using the standard hourly rate used in his CPA practice, which as of June, 2013 was $435 per hour.  Mr. Jaumot now receives the annual director’s fee described above.

Additional Retainers

In addition to the annual retainer described above, non-employee directors were entitled to the following additional retainers during 2013:

Nature of Retainer	Retainer Amount
Audit Committee Chair	$25,000
Corporate Governance and Nominating Committee Chair	$10,000
Compensation Committee Chair	$10,000

During 2013, Mr. Dwyer served as Chair of each of the Committees listed above.

The following table sets forth the compensation paid to non-employee directors during 2013:

Director Compensation*
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Robert J. Dwyer	115,000	-	-	115,000
Frank E. Jaumot	62,485	-	-	62,485

*	Columns for “Option Awards”, “Non-Equity Incentive Plan Compensation” and “Changes in Pension Value and Nonqualified Compensation Earnings” have been omitted because they were not applicable.

01913335.2

COMPENSATION OF EXECUTIVE OFFICERS

Our executive officers are appointed by the Board of Directors and they serve at the Board’s discretion.  None of our executive officers or directors are related.  Set forth below is information about our current executive officers.

ROBERT E. CAULEY, 55, has been a director of the Company since its inception in 2003.  He is currently Chairman of the Board and Chief Executive Officer of the Company and is one of the Company’s founders.  He has served as Chairman of the Board, President and Chief Executive Officer of Orchid Island Capital, Inc. since its formation in August 2010. Prior to co-founding the Company, he was Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Pennsylvania, where, from 1996 until September 2003, he served as a lead portfolio manager, co-manager, or assistant portfolio manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds.  From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group.  From 1992 to 1994, he was a credit analyst in the highly levered firms group and the aerospace group at Barclay’s Bank.  Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security.  Mr. Cauley, who is a CFA and a CPA, received his MBA in finance and economics from Carnegie Mellon University and his BA in accounting from California State University, Fullerton.  Mr. Cauley served in the United States Marine Corps for four years.

G. HUNTER HAAS, IV, 37, serves as President, Chief Investment Officer, Chief Financial Officer and Treasurer for the Company.  He has served as a director and as the Chief Financial Officer and Chief Investment Officer of Orchid Island Capital, Inc. since its formation in August 2010. Mr. Haas joined Bimini Capital Management, Inc. in May 2004 as Vice President and Head of Mortgage Research.  Prior to joining the Company, Mr. Haas worked at National City Mortgage Company from June 2002 to April 2004, most recently as Vice President of Risk Analytics in the Servicing Asset Risk Management Department.  While there, he specialized in researching the impact of mortgage prepayments on a $155 billion servicing portfolio.  Mr. Haas has presented his research at conferences to other fixed income and mortgage banking professionals.  He worked at Homeside Lending Inc. from December 2001 to May 2002, where he was a member of the Capital Markets Finance Group. Prior to December 2001, Hunter attended Oklahoma State University, where he received his MS in Economics.  While there he focused his graduate studies on econometrics, forecasting and statistical analysis.

01913335.2

The following table summarizes compensation awarded or paid during the Company’s last two fiscal years to Robert E. Cauley and G. Hunter Haas, IV as the Company’s principal executive officer and principal financial officer, respectively.  Mr. Cauley and Mr. Haas constitute all of the Company’s executive officers and are referred to as the Company’s named executive officers.

Summary Compensation Table*
Name	Year	Salary ($)	Bonus ($)1	Stock Awards ($)1, 2	All Other Compensation ($)3	Total ($)
Robert E. Cauley	2013	525,000	163,305	153,125	18,444	859,874
Chief Executive Officer	2012	525,000	-	-	17,864	542,864
G. Hunter Haas, IV	2013	400,000	135,800	147,313	12,557	695,670
President and	2012	400,000	-	-	12,089	412,089
Chief Financial Officer

*	Columns for “Option Awards”, “Non-Equity Incentive Plan Compensation” and “Nonqualified Deferred Compensation Earnings” have been omitted because they were not applicable.
1
The 2013 bonuses and stock awards set forth above include (i) 250,000 shares of Class A Common Stock granted to each of Messrs. Cauley and Haas in February, 2014 and (ii) cash bonuses of $127,500 and $104,500 paid to Messrs. Cauley and Haas, respectively, in February, 2014.  Although such shares and cash bonuses were not awarded until February, 2014, they were related to services performed by Messrs. Cauley and Haas during 2013.

2	Does not reflect the amounts actually received as compensation, but represents the grant date fair value computed in accordance with FASB ASC Topic 718.
3
Amounts in this column consist of payments made with respect to reimbursement of certain  life, health, disability, accidental death and dental insurance premiums (exclusive of any tax gross-up payments) in excess of the percentage of such premiums paid by the Company for salaried employees generally  and  matching contributions under the Company’s 401(k) savings plan.

Neither Mr. Cauley nor Mr. Haas has an employment agreement with the Company.  However, Mr. Cauley and Mr. Haas have entered into agreements with the Company which provide for certain payments upon the termination of their employment.  Such agreements are described in detail below under “Potential Payments Upon Termination or a Change of Control.”

Outstanding Equity Awards at Fiscal Year-End

There were no unexercised stock options or unvested equity awards of any kind held by executive officers as of December 31, 2013.

Executive Retirement Benefits

The Company does not maintain any tax-qualified or nonqualified defined benefit pension plans, supplemental executive retirement plans or nonqualified deferred compensation plans in which any of the named executive officers participate.  The Company does maintain a tax qualified defined contribution plan in which Messrs. Cauley and Haas participate.  Under these defined contribution plans, Messrs. Cauley and Haas received certain matching contributions as set forth in the Summary Compensation table above.

01913335.2

ANALYSIS OF EXECUTIVE COMPENSATION

As discussed herein under the caption “Compensation Committee,” the Compensation Committee of the Board of Directors is responsible for reviewing and establishing or recommending to the Board of Directors the compensation and benefits of the Company’s executive officers, administering the Company’s incentive compensation plans and establishing and reviewing general policies relating to compensation and benefits.  At the beginning of each year, the Compensation Committee sets general performance goals and objectives for the named executive officers.  Through-out the year, the Compensation Committee considers the overall performance of the Company and the success of the executive officers in achieving the designated goals and, at the end of the year, the Compensation Committee makes a determination with respect to the executive officer salaries and bonuses.

The goals and objectives used to measure executive officer performance in 2013 included (i) completion of an initial public offering by the Company’s wholly-owned subsidiary Orchid Island Capital, Inc. (“Orchid”) or some other significant financing by Orchid or the Company, (ii) improvement in net income, (iii) improvement in book value, (iv) improvement in market price per share, (v) execution of a financing transaction at MortCo TRS, LLC that allows the Company to utilize available net operating losses, (vi) development of alternate means to increase assets under management and thereby improve profitability of the Company and Bimini Advisors, (vii) execution of strategic alliances that increase the capital base of Orchid, (viii) material reduction in year-over-year expenses, or (ix) execution of other joint ventures or strategic alliances that enhance profitability of the Company.  Based on the Company’s success in achieving certain of these goals, including the completion of an initial public offering by Orchid in the first quarter of 2013 and work on a follow-on offering by Orchid that closed in January, 2014, the Compensation Committee awarded the cash and stock bonuses described in the tables above.

For 2014, the Compensation Committee has set the following general corporate goals to measure executive officer performance: (i) completion of an additional public offerings by Orchid or the Company, (ii) improvement in net income, (iii) improvement in book value, (iv) improvement in market price per share, (v) execution of a financing transaction at MortCo TRS, LLC that allows the Company to utilize available net operating losses, (vi) development of alternative means to increase assets under management and thereby improve profitability of the Company and Bimini Advisors, (vii) material reduction in year-over-year expenses, or (viii) execution of other joint ventures or strategic alliances that enhance profitability of the Company.

At the 2013 Annual Meeting of the Stockholders, the stockholders held a non-binding advisory vote on the Company’s 2012 executive compensation.  While 3,646,931 voted in favor and only 584,062 voted against the proposal, there were 41,180 abstentions and 5,014,328 Broker Non-Votes.  Accordingly, despite the approval of 86.2% of the stockholders who voted on the proposal, the proposal was not approved due to the large number of abstentions and Broker Non-Votes.  The Compensation Committee considered the results of this vote, and it did not make any material change to the Company’s compensation structure at that time.  The Compensation Committee will continue to set annual goals to gauge executive officer performance and to adjust compensation as necessary to reward achievement of these goals as described above.

Also at the 2013 Annual Meeting of the Stockholders, the stockholders held a non-binding advisory vote on the frequency of future advisory votes on executive compensation.  The stockholders approved a frequency of once every three years.  The Compensation Committee agrees with this recommendation and will conduct future votes on executive compensation once every three years.

POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE OF CONTROL

Mr. Cauley and Mr. Haas entered into severance agreements with the Company on December 18, 2008.  Those agreements were replaced by new agreements entered into on June 30, 2009.  Mr. Cauley’s agreement and Mr. Haas’ agreement contain substantially the same terms and conditions.  The term of each new agreement expires June 30, 2016, but is automatically extended by additional twelve month periods each July 1 unless the Company provides notice otherwise or in the event of a change of control during the term of the agreement.

01913335.2

The qualitative and quantitative information below reflects the amount of compensation payable to Mr. Cauley and Mr. Haas under their respective agreements with the Company in the event of termination of such executive’s employment under several different circumstances.  Amounts disclosed assume that such termination is effective as of December 31, 2013, and thus include amounts earned through such time and are estimates of the amounts that would have been payable to the executives had their employment terminated effective December 31, 2013.  The actual amounts, if any, to be paid out under the executive’s respective agreement can only be determined at the time of such executive’s separation from the Company.  Upon expiration of these agreements, the termination payment provisions contained in the agreements, as described below, will automatically terminate and will have no further force or effect.

Potential Payments and Benefits upon Termination without Cause or for Good Reason

Under the agreements, an executive shall be entitled to receive termination benefits if during the term of the agreement (i) the Company terminates executive’s employment with the Company without Cause, (ii) executive resigns from the employment of the Company and executive has good reason to resign from the Company, (iii) the executive dies or becomes disabled, or (iv) because of a change of control of the Company.  No amounts will be payable under this Agreement unless Executive’s employment with the Company is terminated as described in the preceding sentence.  If executive’s employment is terminated in accordance with the above, the executive will be entitled to receive the following payments and benefits from the Company, subject to the terms and conditions of the severance agreements:

•	Payment of any accrued but unpaid salary from the Company through the date that employment terminates;
•	Payment of any bonus that has been approved by the Compensation Committee of the Board but which remains unpaid as of termination of employment;

•
Reimbursement for any expenses that the executive incurred on behalf of the Company prior to termination of employment to the extent that such expenses are reimbursable under the Company’s standard reimbursement policies;

•	Payment for the cost of continued health plan coverage for the executive and his qualified beneficiaries through the term of the agreement;

•	Payment for any benefits or payments that the executive is entitled to receive under any employee benefit plans or other arrangements or agreements that cover executive;
•	Nonvested phantom shares or restricted stock, stock options and other stock-based awards will become automatically vested on the date of the executive’s termination of employment;

•	Indemnification if certain liabilities are incurred by the executive pursuant to Internal Revenue Code Section 4999; and
•	A severance benefit equal to the amount described in either (i) or (ii) below, as applicable:

(i)
If the Company terminates the executive’s employment without Cause within six months before or after a change of control or the executive resigns from the Company within six months after a change of control with Good Reason, the executive will receive a severance benefit equal to three times his “current cash compensation,” which shall be equal to one year of the executive’s annual base salary from the Company as in effect on the date the executive’s employment terminates and the average of the annual cash bonuses, excluding extraordinary bonuses, paid to the executive for the Company’s two fiscal years ending before the date the executive’s employment with the Company terminates; or

(ii)
If the Company terminates the executive’s employment without cause or the executive resigns from the Company with Good Reason, in each case not in connection with a change in control, or if the executive dies or becomes disabled, the severance benefit payable is equal to the executive’s current cash compensation multiplied by the quotient of (a) the number of days remaining in the term of the agreement and (b) 365.

01913335.2

The following table presents the potential post-employment payments our named executive officers would be entitled under their severance agreements and assumes that the triggering event took place on December 31, 2013.

		Termination by Company without Cause or by Employee for Good Reason
Name	Benefits and Payments Upon Termination	In Connection with a Change in Control ($)	Not in Connection with a Change in Control ($)	Death or Disability ($)
Robert E. Cauley	Severance Benefit	1,819,958	1,515,800	1,515,800
	Continuation of Health Insurance	60,571	60,571	60,571
	Totals	1,880,529	1,576,371	1,576,371
G. Hunter Haas, IV	Severance Benefit	1,403,700	1,169,109	1,169,109
	Continuation of Health Insurance	39,345	39,345	39,345
	Totals	1,443,045	1,208,454	1,208,454

01913335.2

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners

As of the close of business on April 15, 2014, there were 12,359,058 shares of the Company’s common stock issued and outstanding, consisting of 12,295,182 shares of Class A Common Stock, 31,938 shares of Class B Common Stock and 31,938 shares of Class C Common Stock.  As of April 15, 2014, there were no beneficial owners, other than the Company’s directors or executive officers, of more than five percent of the Company’s outstanding common stock.

Security Ownership of Management and Directors

Set forth below is information known to the Company regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of April 15, 2014, by each of the Company’s directors, director nominees and named executive officers, as well as the beneficial ownership of the Company’s common stock by all directors, director nominees and named executive officers as a group. Each person’s beneficial ownership includes:

•	all shares the person actually owns (of record or beneficially);
•	all shares over which the person has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

•	all shares the person has the right to acquire within 60 days after April 15, 2014 (such as upon vesting of outstanding phantom shares that are scheduled to vest within such period).

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class A Common Stock	Robert E. Cauley	1,024,568	8.33%
	G. Hunter Haas, IV	920,181	7.48%
	Robert J. Dwyer	877,571	7.14%
	Frank E. Jaumot	539,139	4.38%
	All Directors and Executive Officers
	as a Group	3,361,459	27.34%

1	Includes 517,724 shares directly owned by Mr. Jaumot and 21,415 shares held in an IRA account for the benefit of Janet M. Jaumot, Mr. Jaumot’s wife.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class B Common Stock	Robert E. Cauley	11,178	35.00%
	All Directors and Executive Officers
	as a Group	11,178	35.00%

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers are required to file reports of initial ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission.  To the Company’s knowledge, based solely on a review of copies of such reports filed with the Securities and Exchange Commission and written representations that no other reports were required, the required filings of all such directors and executive officers were filed timely.

2013 Annual Report

The Company’s 2013 Annual Report is being mailed to stockholders concurrently with this Proxy Statement.  The 2013 Annual Report, however, is not part of the proxy solicitation material.  A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission, which includes the Company’s consolidated financial statements for the year ended December 31, 2013, is contained in the 2013 Annual Report and is available on the Company’s website at www.biminicapital.com.  You may obtain additional copies of our Annual Report on Form 10-K free of charge by directing your request in writing to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

Important Notice Regarding Delivery of Stockholder Documents

In accordance with a notice sent to certain street name stockholders of the Company’s voting stock who share a single address, only one copy of this Proxy Statement and the Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address.  This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs.  However, if any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or the Annual Report, he, she or it may contact the Company at 3305 Flamingo Drive, Vero Beach, Florida 32963, (772) 231-1400, and the Company will deliver those documents to such stockholder promptly upon receiving the request.  Any such stockholder may also contact the Company at the contact information provided above if he, she or it would like to receive separate proxy statements and annual reports in the future.  If you are receiving multiple copies of the Annual Report and Proxy Statement, you may also request householding in the future by contacting the Company’s corporate secretary.

Other Matters; Adjournments

So far as is known, no matters other than those described herein are expected to come before the 2014 Annual Meeting of Stockholders.  It is intended, however, that the proxies solicited hereby will be voted on any other matters which may properly come before the meeting, or any adjournment or postponement thereof, in the discretion of the person or persons voting such proxies unless the stockholder has indicated on the Proxy Card that the shares represented thereby are not to be voted on such other matters.  Adjournments may be made for the purpose of, among other things, soliciting additional proxies.  Any adjournment may be made from time to time by approval of the holders of a majority of the shares present in person or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Annual Meeting.  If the Annual Meeting is adjourned or postponed for any reason, all proxies will be voted at the reconvened Annual Meeting in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies that have, at that time, effectively been revoked or withdrawn).  The Company does not currently intend to seek an adjournment of the Annual Meeting.

Vero Beach, Florida April 18, 2014

01913335.2

BIMINI CAPITAL MANAGEMENT, INC. ATTN: SECRETARY 3305 FLAMINGO DRIVE VERO BEACH FL 32963
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, June 10, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Bimini Capital Management, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until

11:59 P.M. Eastern Time on Tuesday, June 10, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Bimini Capital Management, Inc., c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                      M72822-P51600
                                                                                                                                  KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIMINI CAPITAL MANAGEMENT INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
 ITEMS 1 AND 2.

Vote on Director

1.	To elect as a Class II Director the following nominee to serve until the 2017 Annual Meeting of Stockholders and until his successor is duly elected and qualified:	For	Against	Abstain
A) Robert E. Cauley

Vote on Proposals

	For	Against	Abstain
2. To ratify the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.
3. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted "FOR" items 1 and 2. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

	Yes	No	Yes	No
Please indicate if you plan to attend this meeting.
Please indicate if you wish to view meeting materials
electronically via the Internet rather than receiving a hard copy.

Please note that you will continue to receive a proxy card for voting purposes only

Yes          No

Note:   Please sign exactly as name appears hereon. When shares are held jointly, both owners must sign. When signing in a representative capacity, please so indicate.

Signature  [PLEASE SIGN WITHIN BOX]                  Date                                                                    Signature  (Joint Owners)                                          Date

Admission Ticket

BIMINI CAPITAL MANAGEMENT, INC.
2014 Annual Meeting of Stockholders

Wednesday, June 11, 2014
8:00 a.m.

Bimini Capital Management, Inc.
3305 Flamingo Drive
Vero Beach, Florida 32963

Important Notice Regarding the Availability  of Proxy materials for the Annual  meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M72823-P51600

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BIMINI CAPITAL MANAGEMENT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
June 11, 2014

The Stockholder(s) hereby appoint(s) each of Robert E. Cauley and G. Hunter Haas, IV as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bimini Capital Management, Inc. that the Stockholder(s) is/are entitled to vote at the 2014 Annual Meeting of Stockholders to be held at 8:00 a.m.  Eastern Time, on June 11, 2014, at Bimini Capital Management, Inc., 3305  Flamingo Drive, Vero Beach, Florida, 32963 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO Such
DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR THE BOARD OF DIRECTOR
 AND FOR PROPOSAL 2 LISTED ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)